UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2004

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Merritt 7

Norwalk, CT 06851-1091

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

One Greenwich Plaza

Greenwich, Connecticut 06830-6352

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

On September 1, 2004, in connection with the acquisition of all the outstanding shares of Decision Data Systems B.V. pursuant to a stock purchase agreement dated as of June 29, 2004, among FactSet Research Systems Inc., FactSet Europe S.à.r.l., Decision Data Luxembourg S.A. and the seller’s stockholder representative, FactSet Research Systems Inc. entered into an escrow agreement with all the parties to the stock purchase agreement and JPMorgan Chase Bank. The escrow agreement provides that €4,200,000 of the consideration paid by FactSet Europe S.à.r.l. to Decision Data Luxembourg S.A in respect of all the outstanding shares of Decision Data Systems B.V. be held, in escrow by JPMorgan Chase Bank for a period of eighteen months against certain potential indemnifiable claims by FactSet Europe S.à.r.l.

Item 2.01: Completion of Acquisition or Disposition of Assets.

On September 1, 2004, pursuant to a stock purchase agreement dated as of June 29, 2004, among FactSet Research Systems Inc., FactSet Europe S.à.r.l., Decision Data Luxembourg S.A. and the seller’s stockholder representative, FactSet Europe S.à.r.l. acquired from Decision Data Luxembourg S.A. all the outstanding stock of Decision Data System B.V., the Netherlands holding company that owns all the stock of the JCF Group of companies, in exchange for 257,067 shares of Common Stock of FactSet Research Systems Inc. and €40,000,000. FactSet Europe S.à.r.l. is a wholly owned, Luxembourg-based subsidiary of FactSet Research Systems Inc.

Item 8.01: Other Events

On September 1, 2004, FactSet Research Systems Inc. issued a press release announcing that it has acquired The JCF Group of Companies. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01: Financial Statements and Exhibits

(a) Financial Statements of the Business Acquired. FactSet expects that the audited financial statements required by this Item 9.01 will be completed and filed by amendment to this Form 8-K Current Report within 70 days after the date of this Form 8-K Current Report.

(b) Pro Forma Financial Information. FactSet expects that the pro forma financial statements required by this Item 9.01 will be completed and filed by amendment to this Form 8-K Current Report not later than 70 days after the date of this Form 8-K Current Report.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of September 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
(Registrant)

Date: September 3, 2004	By:	/s/ ERNEST S. WONG
Ernest S. Wong,
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release of Registrant, dated September 1, 2004 reporting FactSet Acquires JCF Group; Acquisition Enhances Global Market Position